SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 12, 2021
Date of Report (Date of earliest event reported)

UNITED SECURITY BANCSHARES
(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-32987	91-2112732
(Commission File Number)	(I.R.S. Employer Identification No.)

2126 Inyo Street, Fresno, California	93721
(Address of principal executive offices)	(Zip Code)
559-248-4943
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.

On December 12, 2021, the Board of Directors of United Security Bancshares ("Company") declared a $0.11 per share cash dividend for shareholders of record as of January 3, 2022, payable on January 18, 2022. A press release was issued on December 14, 2021, and is attached to this Current Report and is incorporated into this report by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT #
99.1 Press release of United Security Bancshares dated December 14, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Security Bancshares

Date:	December 14, 2021	By: /s/ Bhavneet Gill
Bhavneet Gill
Senior Vice President & Chief Financial Officer